UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2008
___________

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

Selected Financial and Operational Results

On March 11, 2008, Bronco Drilling Company, Inc. issued a press release announcing selected financial and operational results for the three months and year ended December 31, 2007.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

Rig Status Report

On March 11, 2008, Bronco Drilling Company, Inc. issued its monthly operational press release and rig status report for the month of February 2008.  The full text of the press release and rig status report for the month of February 2008 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibits 99.1 and 99.2 are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of March 11, 2008
99.2	Press Release issued by Bronco Drilling Company, Inc., dated as of March 11, 2008

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: March 12, 2008	By: /s/ ZACHARY M. GRAVES Zachary M. Graves Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of March 11, 2008
99.2	Press Release issued by Bronco Drilling Company, Inc., dated as of March 11, 2008